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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): March 22, 2006

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                                    Dell Inc.
             (Exact name of registrant as specified in its charter)


             Delaware                0-17017                74-2487834
   (State or other jurisdiction    (Commission            (IRS Employer
         of incorporation)         File Number)        Identification No.)


                      One Dell Way, Round Rock, Texas 78682
              (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (512) 338-4400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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      Item 8.01 Other Events.

         On March 22, 2006, Dell Inc. issued a press release announcing the signing of a definitive agreement to acquire Alienware Corporation. The planned acquisition will not be final until all regulatory and other closing conditions are met. A copy of the press release is furnished as Exhibit 99.1 to this report.

      Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits. The following exhibit is furnished as part of this report:

          Exhibit 99.1  -- Press Release issued by Dell Inc., dated March 22,
          2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   DELL INC.


Date:  March 23, 2006              By: /s/ Lawrence P. Tu
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                                       Lawrence P. Tu
                                       Senior Vice President, General Counsel
                                       and Secretary

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                                  EXHIBIT INDEX

   Exhibit
     No.                             Description of Exhibit
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     99.1       --      Press Release issued by Dell Inc., dated March 22, 2006.


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